                                                                   EXHIBIT 10.29


                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is entered into as of the 15th day of May, 2000, between Saturn Electronics & Engineering,
Inc., a Michigan corporation (the "Company"), MascoTech, Inc., a Delaware corporation ("MascoTech") and Mr. Wallace K. Tsuha, Jr., the Wallace K. Tsuha Grantor Retained Annuity Trust U/A/D 5/18/98, the Wallace K. Tsuha Trust dated 10/14/91, the Wallace K. Tsuha Grantor Retained Annuity Trust U/A/D 9/23/93, the Wallace K. Tsuha Grantor Retained Annuity Trust U/A/D 11/7/94, and the Tsuha Family Dynasty Trust U/A/D 12/31/91 (collectively, the "Tsuha Shareholders").

                                    RECITALS:

          WHEREAS, on March 21, 1995 the shareholders of the Company entered into a Stockholders Agreement; and

          WHEREAS, pursuant to Article IV of the Stockholders Agreement, the Company granted specified registration rights to MascoTech and the other shareholders of the Company; and

          WHEREAS, Section 5.3 of the Stockholders Agreement provides that the agreement, other than Article IV, terminates upon the public offering by the Company of equity securities; and

          WHEREAS, the Company anticipates making a public offering of equity securities, and the parties desire to enter into this Agreement to restate the registration rights granted pursuant to Article IV of the Stockholders Agreement, as well as to provide the same registration rights to MascoTech and to the Tsuha Shareholders as provided to a warrant holder of the Company once MascoTech's or the Tsuha Shareholders' stock holdings in the Company fall below 15% but are greater than 5%.

          NOW, THEREFORE, in consideration of the mutual agreements and promises herein contained, and other consideration, the sufficiency of which is hereby acknowledged, the Company, MascoTech and the Tsuha Shareholders agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the meanings indicated:


          Common Stock:   The Common Stock of the Company.

          Effective Date: The date the SEC declares effective an S-1 registration statement of


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          the Company registering the Common Stock of the Company.

          Exchange Act:  The Securities Exchange Act of 1934, as amended.

          Registrable Securities: Any of the (ii) Common Stock, or (ii) other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or other reorganization, or otherwise. As to any particular Registrable Securities, once issued to MascoTech or to any of the Tsuha Shareholders, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of by MascoTech or a Tsuha Shareholder in accordance with such registration statement, (ii) such securities shall have been distributed by MascoTech or a Tsuha Shareholder pursuant to Rule 144 under the Securities Act, or (iii) such securities shall have ceased to be outstanding.

          SEC: The Securities and Exchange Commission or any successor agency thereto.

          Securities Act:     The Securities Act of 1933, as amended.

          Transfer:      Any sale, assignment, gift, transfer, exchange, pledge,
          devise, bequeath, or other disposition of any shares of Common Stock, or any interest therein.

                                   ARTICLE II
                               REGISTRATION RIGHTS
                    (FOR 15% OR MORE COMMON STOCK OWNERSHIP)

          MascoTech shall have the following registration rights so long as MascoTech owns 15% or more of the then outstanding shares of Common Stock of the Company; the Tsuha Shareholders shall have the following registration rights so long as the Tsuha Shareholders collectively own 15% or more of the then outstanding shares of Common Stock of the Company:

2.1       REQUESTED REGISTRATION

1.1.1 REQUEST FOR REGISTRATION. In case the Company shall receive from MascoTech or from a holder or holders of the majority of shares of Common Stock owned by the Tsuha Shareholders a written request that the Company effect any registration, qualification or compliance with respect to all or a part of the Registrable Securities, the Company will use its diligent good faith efforts to effect, as soon as practicable, all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of MascoTech's or the Tsuha

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          Shareholders' (as the case may be) Registrable Securities as is specified in such request; provided, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to Section 2.1; (i) in any particular jurisdiction in which the Company would be required to register as a dealer or to cause any officer or employee of the Company to register as a salesman in effecting such registration, qualification or compliance, or (ii) after the Company has effected three such registrations requested by such shareholder or group of shareholders pursuant to this Section 2.1.1 and such registrations have been declared or ordered effective; provided, that the shareholder or group of shareholders in question shall have been permitted to include and sell its Registrable Securities in at least two of such registrations, or (iii) for any such shareholder if that shareholder own less than 15% of the then outstanding Common Stock of the Company.

Subject to the foregoing, the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Securities so requested to be registered as soon as practicable and within 90 days after such request is received.

Notwithstanding the foregoing, the Company shall not be obligated to effect a registration, qualification or compliance under this Section 2.1.1 during any period (i) during which the Company is in the process of negotiating or preparing, and ending on a date 180 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, and provided further that if the requesting shareholder or shareholders have attempted to sell Registrable Securities in such registration and because of marketing factors have been limited by the underwriters to an amount less than 75% of the shares of Registrable Securities it or they desired to sell, then the ending date of the period shall be reduced to 90 days, (ii) during which the Company is in possession of material information concerning it or its business and affairs and which it is not otherwise required by law to disclose publicly, the public disclosure of which would have a material adverse effect on the Company, or (iii) during which the Company is engaged in any material acquisition or disposition transaction which would be significantly disrupted by such registration, qualification and/or compliance.

2.1.2 UNDERWRITING. MascoTech or the Tsuha Shareholders, as the case may be, shall include in its or their request made pursuant to Section 2.1.1 the name of the managing underwriter or underwriters, if any, that MascoTech or the Tsuha Shareholders, as the case may be, would propose to employ in connection with the public offering proposed to be made pursuant to the registration requested; provided, that, if the Company reasonably objects to any managing underwriter or underwriters proposed by MascoTech or the Tsuha Shareholders, as the case may be, MascoTech or the Tsuha Shareholders, as the case may be, shall propose another managing underwriter or underwriters. If the sale proposed by MascoTech or the Tsuha Shareholders, as the case may be, is to be effected pursuant to an underwritten public offering, the right of MascoTech or the Tsuha Shareholders, as the case may be, to registration pursuant to Section 2.1 shall be conditioned upon MascoTech's or the Tsuha Shareholders', as the case may be,

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participation in such underwriting and the inclusion of MascoTech's or the Tsuha
Shareholders', as the case may be, Registrable Securities in the underwriting to the extent requested as otherwise provided herein. The Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above and on such customary terms of such underwriter as the Company and MascoTech or the Tsuha Shareholders, as the case may be, shall agree. In order to facilitate the process of registering and selling such securities, the terms thereof are set forth in this Article II. Notwithstanding any other provisions of Section 2.1, if the managing underwriter advises MascoTech or the Tsuha Shareholders, as the case may be, in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the registration and underwriting shall be limited as advised by the managing underwriter and no Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If MascoTech or the Tsuha Shareholders, as the case may be, disapprove of the terms of the underwriting, it or they may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

2.2       COMPANY REGISTRATION

2.2.1 RIGHT TO INCLUSION. If at any time or from time to time, the Company shall determine to register any of its equity securities in an underwritten offering, either for its own account or the account of any shareholder, other than (a) a registration relating solely to employee benefit plans, (b) a registered offering primarily to employees of the Company and its subsidiaries,
(c) a registration relating solely to a transaction described in Rule 145 under the Securities Act, (d) a transaction relating solely to an exchange pursuant to
Section 3(a)(9) under the Securities Act, (e) a transaction relating solely to an acquisition of assets or property for securities, or (f) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities by MascoTech or the Tsuha Shareholders of Registrable Securities, then the Company will:

          (i) promptly give to MascoTech and to the Tsuha Shareholders written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all (or such portion thereof as the Company and the managing underwriter of the registered offering shall, in their discretion, determine) of the Registrable Securities specified in any written request by MascoTech or the Tsuha Shareholders received by the Company within 30 days after such written notice is given on such of the customary terms of such inclusion as the Company and MascoTech or the Tsuha Shareholders, as the case may be, shall agree.

2.2.2 UNDERWRITING, The rights of MascoTech and of the Tsuha Shareholders to registration pursuant to section 2.2 shall be conditioned upon MascoTech's or the Tsuha Shareholders', as the case may be, participation in the underwriting and the inclusion of such of MascoTech's or the Tsuha Shareholders', as the case may be, Registrable Securities in the underwriting on such


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customary terms of the underwriter as the Company and MascoTech or the Tsuha
Shareholders, as the case may be, shall agree. In order to facilitate the process of registering and selling equity shares of the Company the terms thereof are set forth in this Article II., MascoTech and the Tsuha Shareholders, as the case may be, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

Notwithstanding any other provisions of Section 2.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter and the Company may limit or exclude entirely the Registrable Securities to be included in any registration and underwriting. In such event, the Company shall so advise MascoTech and the Tsuha Shareholders.

No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration. If MascoTech or the Tsuha Shareholders disapprove of the terms of the underwriting, it or they may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

2.3 EXPENSE OF REGISTRATION. All expenses incurred in connection with any registration, qualification or compliance pursuant to Article II, including without limitation, all Securities and Exchange Commission, National Association of Securities Dealers, Inc. and state registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and fees and expenses of accountants incidental to or required by such registration, shall be borne by the Company; provided, however, that:

          (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1, the request for which has been subsequently withdrawn by MascoTech or the Tsuha Shareholders, as the case may be, and in such case, such expenses shall be borne by MascoTech or the Tsuha Shareholders, as the case may be; and

          (b) The Company shall not be required to pay stock transfer taxes, underwriters' fees, discounts or commissions relating to Registrable Securities sold, or the fees and disbursements of counsel for MascoTech or the Tsuha Shareholders.

2.4 REGISTRATION PROCEDURES. In the case of such registration, qualification or compliance effected by the Company pursuant to Article II, the Company will keep MascoTech and the Tsuha Shareholders advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

          (a) keep such registration, qualification or compliance pursuant to Sections 4.1 or 4.2 effective for a period of 90 days or until MascoTech and the Tsuha Shareholders have completed the distribution described in the registration statement relating thereto, whichever occurs first; and

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          (b)  furnish such number of prospectuses and other documents incident thereto as MascoTech or the Tsuha Shareholders from time to time may reasonably request.

2.5 RELATED REGISTRATION MATTERS. The Company shall enter into an underwriting agreement in connection with any registration subject to the provisions of Section 2.1 and 2.2 hereof, which agreement shall contain such terms, provisions and agreements as are customary and appropriate for such registration. In connection with the registration, to the extent not provided in the underwriting agreement related to such registration, the Company also shall:

          (a) engage a bank or other company to act as transfer agent and registrar for the Common Stock;

          (b) cause customary opinions of counsel, comfort letters of accountants and other appropriate documents to be delivered by representatives of the Company; and

          (c) as soon as practicable after the effective date of the registration statement, and, in any event, within 16 months thereafter, make generally available to its security holders (within the meaning of Rule 158 under the Securities Act) an earnings statement (which need not be audited) complying with
               Section 11 (a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

2.6 INDEMNIFICATION AND CONTRIBUTION. In connection with any registration of Registrable Securities pursuant to Article II the Company and MascoTech or the Tsuha Shareholders, as the case may be (and the underwriters, if any), will enter into an agreement (which shall be the underwriting agreement in the case of an underwritten offering) containing mutual indemnification and contribution rights and procedures in form and substance (i) satisfactory to the Company and to MascoTech and/or the Tsuha Shareholders and (ii) customary for underwritten secondary public securities offerings; provided, however, that the liability of each seller of Registrable Securities pursuant to such indemnification and contribution provisions shall be limited to the net proceeds (after all expenses are paid by such seller) from the disposition of the Registrable Securities disposed of by such seller pursuant to such registration.


2.7 INFORMATION BY SHAREHOLDERS. MascoTech and/or the Tsuha Shareholders shall furnish to the Company such information regarding it and the distribution proposed by it as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in
Article II.


2.8 SALES WITHOUT REGISTRATION. If at the time of any Transfer of any Common Stock, such Common Stock shall not be registered under the Securities Act, the Company may require, as a condition of allowing such Transfer, that MascoTech, the Tsuha Shareholders or the transferee furnish to the Company (a) such information as is necessary in order to establish that such Transfer may be made without registration under the Securities Act, and (b) (if the Transfer is not made in compliance with Rule 144 thereunder) at the expense of the transferee, an opinion

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satisfactory in form and substance to the Company to the effect that such
Transfer may be made without registration under the Securities Act; provided, that nothing contained in this Section 2.8 shall relieve the Company from complying with any request for registration, qualification or compliance made pursuant to the other provisions of Article II.

2.9 RULE 144 REPORTING. With a view to making available to MascoTech and the Tsuha Shareholders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

          (a) SEC REPORTS. File with the SEC in a timely manner all reports and other documents thereafter required of the Company if the Company becomes subject to the reporting requirements of Section 13 or 15 (d) of the Exchange Act; and

          (b) OTHER INFORMATION. Furnish to MascoTech and to any Tsuha Shareholder forthwith upon its request (i) a written statement by the Company as to the Company's compliance with the public information requirements of Rule 144 under the Securities Act (at any time following 90 days after the Company becomes subject to the reporting requirements of Section 13 or 15 (d) of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing MascoTech or the Tsuha Shareholder of any rule or regulation of the SEC permitting the sale of any such securities without registration.

2.10 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities granted by the Company under Section 2.1 and the right to participate in Company registrations under Section 2.2 may be assigned by MascoTech or the Tsuha Shareholders, as the case may be, to a transferee or assignee of all (but not less than all) of MascoTech's or such Tsuha Shareholders' Registrable Securities, unless such transferee or assignee acquires such Registrable Securities through a transaction, or chain of transactions involving a public offering or a sale effected pursuant to Rule 144 under the Securities Act; provided that the Company is given written notice by the transferor at the time of or within 10 days after said Transfer, setting forth the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being assigned.



                                   ARTICLE III
                               REGISTRATION RIGHTS
                     (FOR 5% TO 15% COMMON STOCK OWNERSHIP)


          For the time period when MascoTech owns at least 5% but less than 15% of the then outstanding shares of Common Stock of the Company, MascoTech shall have the registration rights specified on Exhibit A attached hereto and incorporated herein by this reference, except that the word "MascoTech" shall be deemed inserted in place of the word "Holder" throughout

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Exhibit A. For the time period when the Tsuha Shareholders collectively own at least 5% but less than 15% of the then outstanding shares of Common Stock of the Company, the Tsuha Shareholders shall have the registration rights specified on Exhibit A attached hereto and incorporated herein by this reference, except that the phrase "the Tsuha Shareholders" shall be deemed inserted in place of the word "Holder" throughout Exhibit A.


                                   ARTICLE IV
                                  MISCELLANEOUS

4.1 EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective on the Effective Date. In the event the Effective Date does not occur by December 31, 2000, this Agreement shall automatically become null and void.

4.2 REMEDIES. Each party hereto acknowledges that a remedy at law for any breach or attempted breach of this Agreement will be inadequate, agrees that each party hereto shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and further agrees to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or any other equitable relief.

4.3       TERMINATION. This Agreement shall terminate on the first to occur of
(A) March 20, 2010, or (B) for (i) MascoTech, the date MascoTech no longer owns at least 5% of the then outstanding Common Stock of the Company, and (ii) the Tsuha Shareholders, the date the Tsuha Shareholders no longer own at least 5% of the then outstanding Common Stock of the Company.

4.4 AMENDMENT. This Agreement may be amended from time to time by an instrument in writing signed by all of those who are parties to this Agreement.

4.5 NOTICES. Any notice, request, reply instruction or other communication (herein severally and collectively called "Notice") in this Agreement provided or permitted to be given to the Company or to any shareholder must be given in writing and may be given or served by depositing the same in the United States mail, in certified or registered form, postage fully prepaid, addressed to the party or parties to be notified, with return receipt requested, or by delivering the same in person to such party or parties. Notice deposited in the United States mail, mailed in the manner hereinabove described, shall be effective upon deposit. Notice given in any other manner shall be effective only if and when received by the party to be notified. Notices shall be addressed as follows (or to such other address as may be designated by notice given pursuant hereto):

          (a)  If to the
                  Company to:          Saturn Electronics & Engineering, Inc.
                                       255 Rex Boulevard
                                       Auburn Hills, MI   48326
                                       Attention:  President

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          (b)  If to MascoTech to:     MascoTech, Inc.
                                       21001 Van Born Road
                                       Taylor, Michigan 48180
                                       Attention:  President

          (c)  If to the Tsuha
                  Shareholders to:     c/o Mr. Wallace K. Tsuha, Jr.
                                       Saturn Electronics & Engineering, Inc.
                                       255 Rex Boulevard
                                       Auburn Hills, MI   48326

4.6 GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Michigan.

4.7 CONSENT TO JURISDICTION. MascoTech and the Tsuha Shareholders irrevocably submit to the jurisdiction of any federal or Michigan court sitting in the vicinity of Detroit, Michigan over any suit, action or proceeding arising out of or relating to this Agreement. MascoTech and the Tsuha Shareholders each irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. MascoTech and the Tsuha Shareholders agree that a final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon it and may be enforced in the courts of the State of Michigan and the United States of America (or any other courts to the jurisdiction of which it is or may be subject) by a suit upon such judgment, provided that lawful service of process is effected upon it at the address for which notices are to be given or served to it pursuant to Section 3.4 of this Agreement. Nothing in this Section 3.6 shall affect the right of the Company to serve process in any manner permitted by law or limit the right of the Company to bring proceedings against any shareholder in the courts of any jurisdiction or jurisdictions.

4.8 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the inure to the parties to this Agreement and their respective heirs, executors, successors and permitted assigns.

4.9 INVALID PROVISIONS. Should any portion of this Agreement be adjudged or held to be invalid, unenforceable or void, such holding shall not have the effect of invalidating or voiding the remainder of this Agreement and the parties hereby agree that the portion so held invalid, unenforceable or void shall, if possible, be deemed amended or reduced in scope, or to otherwise be stricken from this Agreement to the extent required for the purposes of validity and enforcement thereof.

4.10 SECTION HEADINGS. The section and paragraph headings contained herein are for reference purposes only and shall not in any way effect the meaning and interpretation of this Agreement.

4.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of

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counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument.

4.12 ADJUSTMENTS. In the event the Company shall declare a stock split, stock dividend or other distribution of capital stock in respect of, or issue capital stock in replacement of or exchange for, shares of Common Stock (a) such shares shall be subject to this Agreement and the provisions of this Agreement providing for calculations based on the number of shares of Common Stock shall include the shares issued in respect of the Common Stock, and (b) the numbers for shares shall be equitably adjusted as appropriate to give effect to such event.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by themselves or by their respective representatives thereunto duly authorized as of the date first above set forth.



SATURN ELECTRONICS & ENGINEERING, INC.


By: /s/ W. Tsuha
   ------------------------------------------------

Title: President
      ---------------------------------------------

MASCOTECH, INC.


By: /s/ William Anderson
   ------------------------------------------------

Title: Vice President-Controller
      ---------------------------------------------

/s/ W. Tsuha
---------------------------------------------------
         Wallace K. Tsuha, Jr., individually and as
         Trustee of the Wallace K. Tsuha Grantor
         Retained Annuity Trust U/A/D 5/18/98 and
         the Wallace K. Tsuha Trust dated 10/14/91


/s/ Jennifer Pelling
---------------------------------------------------
         Jennifer Tsuha Pelling, as trustee of the
         Wallace K. Tsuha Grantor Retained Annuity
         Trust U/A/D 9/23/93, the Wallace K. Tsuha

         Grantor Retained Annuity Trust U/A/D 11/7/94


/s/ Sherman Cruz
----------------------------------------------------
         Sherman L. Cruz, as trustee of the Tsuha
         Family Dynasty Trust U/A/D 12/31/91


/s/ Kay S. Johnson
-----------------------------------------------------
         Bank One Trust N.A., as trustee of the Tsuha
         Family Dynasty Trust U/A/D 12/31/91






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                                    EXHIBIT A

                               REGISTRATION RIGHTS

1. Definitions. For purposes of this Exhibit A, the following terms shall have the following meanings:

"Common Stock" means the Company's common stock, no par value per share.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Holder" means collectively, the Holder of the Warrant as set forth in the Warrant Certificate(s) and any transferee of the Warrant (or any part thereof) permitted pursuant to the terms of the Warrant.

"Person" means an individual, partnership, corporation, limited liability company, trust or other entity, or a government or agency or political subdivision thereof.

"Prospectus" means the prospectus included in any Registration Statement at the time the same becomes effective, as amended or supplemented by any prospectus supplement, including post-effective amendments and all material incorporated by reference in the prospectus.

"Registrable Securities" means the Shares; provided, however, that a Share shall be a Registrable Security only for so long as the Share continues to be a Restricted Security. For purposes of this Exhibit A, each Share shall be a Restricted Security at the date of this Exhibit A. A Share shall cease to be a Restricted Security on the earliest of the following dates: (i) the date the Company has effectively registered the Share under the Securities Act and the Holder has disposed of the Share in accordance with the Registration Statement covering the Share, or (ii) the date the Holder shall be eligible to sell (in one transaction) all of the Registrable Securities held by the Holder to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, or (iii) the date the Holder has otherwise transferred the Share.

"Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Exhibit A, including all pre-effective amendments and post-effective amendments thereto, the Prospectus and supplements thereto, all exhibits and all material incorporated by reference in the registration statement.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2A. Shelf Registration. Within 60 days after the Holder requests the Company to file a Registration Statement with respect to the Registrable Securities (provided that the Holder shall

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

not be entitled to make such a request prior to the date the Company becomes eligible to file a Registration Statement (with respect to the sale of the Shares by the Holder) on Form S-3 under the Securities Act), the Company shall prepare and file a Registration Statement providing for the sale of the Registrable Securities by the Holder pursuant to Rule 415 of the Securities Act and/or any similar rule that may be adopted by the SEC; provided, however, that the Holder shall not sell, transfer, pledge or otherwise dispose of any Registrable Securities while such Registration Statement remains effective, except during the ten (10) business days immediately following the second business day following the release by the Company to the public of quarterly or annual earnings. Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the President of the Company, the Company is in receipt of material, undisclosed information, the disclosure of which would be detrimental to the Company, then the Holder shall not sell, transfer, pledge or otherwise dispose of any Registrable Securities for the period or periods specified in such certificate; provided, however, that the Holder shall not be so restricted with respect to such sales, transfers, pledges or other dispositions pursuant to this sentence or the next succeeding sentence for more than an aggregate of ninety (90) days in any fiscal year of the Company. If at any time after the Company files a Registration Statement hereunder the Company decides to make a public offering of securities through one or more underwriters, and an underwriter selected by the Company to manage such proposed underwriting advises the Company that it believes that such underwritten offering could be adversely affected by the concurrent registered offering of Registrable Securities pursuant hereto, then the Holder shall not sell, transfer, pledge or otherwise dispose of any Registrable Securities at the request of the Company during such public offering of securities; provided further, that the aggregate period of any such restriction, when taken together with the restriction imposed by the Company pursuant to a certificate signed by the President of the Company pursuant to the previous sentence, shall not exceed ninety (90) days in any fiscal year of the Company.

2B. Incidental Registration. If the Company at any time (other than pursuant to Section 2A hereof) proposes to register its Capital Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering Common Stock for sale to the public) each such time it will give at least 20 days' prior written notice to the Holder of its intention to do so ("Notice of Incidental Registration"). If at the time of such notice there does not exist an effective registration statement pursuant to Section 2A with respect to Registrable Securities held by Holder (or if pursuant to Section 2A the Company is not permitted to sell its Registrable Securities for any reason pursuant to the Shelf Registration), upon the written request of the Holder given within 10 days after receipt of any Notice of Incidental Registration (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Securities so registered. The amount of Registrable Securities to be included in such an underwriting may be reduced if and only to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the price of the Registrable Securities to be sold therein; provided, further, however, that, in an initial public offering, the Company shall have the first priority to sell shares of Common Stock in such offering and the number of shares requested to be included in such public offering by the Holder shall be reduced pro rata based on the number of shares owned by the Holder on the date notice is given by the Company pursuant to this
Section 2B.

3. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2A and 2B of this Exhibit A, the Company shall use its best efforts to effect the registration of the Registrable Securities in accordance with the method of distribution described on the attached Schedule 1 and, pursuant thereto, the Company shall as reasonably expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement within 60 days after the initial request from the Holder to register such Registrable Securities and use its best efforts to cause such Registration Statement to become effective within 90 days after the initial request from the Holder to register such Registrable Securities;

(b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Registration Statement have been sold pursuant thereto or (ii) the date on which all Registrable Securities are eligible for sale pursuant to Rule 144 under the Securities Act;

(c) furnish to the Holder, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including those incorporated by reference);

(d) deliver to the Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as it may reasonably request, but only while the Company is required to cause the Registration Statement to remain effective;

(e) use its best efforts to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such U. S. States or possessions as the Holder may reasonably request (the "Blue Sky Laws") and do any and all other acts or things necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of Registrable Securities owned by the Holder; provided, however, that in no event shall the Company be obligated to qualify generally to do business in any jurisdiction where it is not now qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by such Registration Statement in any jurisdictions where it is not now so subject or subject itself to taxation in any jurisdiction where it would not otherwise be subject;

(f) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, free of any and all restrictive legends, which certificates shall be in such denominations and registered in such names as the Holder may request;

(g) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the Nasdaq Stock Market ("Nasdaq") (or any other market on which the Common Stock is then listed);

(h) promptly notify the Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, except as provided in Section 2(a), the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

(i) advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(j) furnish to the Holder at the time of the disposition of such Registrable Securities by the Holder a signed copy of an opinion of counsel for the Company as to such matters as such Holder may reasonably request and substantially to the effect that, a registration statement covering such Registrable Securities has been filed with the Commission under the Securities Act and has been made effective by order of the Commission; said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act and, based upon such investigation and inquiry as said counsel deems necessary or appropriate, nothing has come to said counsel's attention that would cause it to believe that either said registration statement or said prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of said prospectus, in the light of the circumstances under which they were made) not misleading; said counsel knows of no legal or governmental proceedings required to be described in said prospectus that are not described as required, or of any contract or documents of a character required to be described in said registration statement or said prospectus or to be filed as an exhibit to said registration statement or to be incorporated by reference therein that is not described and filed as required; no stop order has been issued by the Commission suspending the effectiveness of such registration statement and that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order are threatened or contemplated; and the applicable provisions of the securities or blue sky laws of each state in which the Company shall be required, pursuant to clause (e) of this Section 3, to register or qualify such Registrable Securities, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that said counsel may rely, as to all factual matters and financial data treated therein, on certificates of the Company (copies of which shall be delivered to such Holders), and as to all questions of the laws of each state in which the Company shall be so required to register or qualify such Registrable Securities, on the opinion of counsel from such state reasonably acceptable to such Holder, copies of which shall be delivered to such Holder; and

(k) upon reasonable notice to and consultation with the Company, make available for inspection by the Holder and any attorney or accountant retained by the Holder all financial and other records, pertinent corporate documents and properties of the Company reasonably necessary in order for the Holder to sell its Shares pursuant to the Registration Statement; provided that such Persons shall agree in a writing satisfactory in form and substance to the Company to keep confidential any records, information or documents of the Company unless a court or administrative agency requires the disclosure of the records, information or documents or such records, information or documents (A) become generally available to the public other than as result of a disclosure by any such Persons, (B) were available to such Persons on a non-confidential basis prior to the disclosure of such records, information or documents pursuant to this Exhibit C, or (C) become available to such Persons on a non-confidential basis from a source other than the Company or its agents, advisors or representatives.

The Company may require the Holder to furnish to the Company information regarding the Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing and as necessary for the registration of the Shares.

Upon receipt of any notice from the Company of the happening of any of the following: (i) the SEC's issuance of any stop order denying or suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose, (ii) the Company's receipt of any stop order denying registration or suspending the qualification of the Registrable Securities for sale or the initiation of any proceeding for such purpose, (iii) the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated by reference therein untrue or which requires any change in the Registration Statement, the Prospectus or any document incorporated by reference therein to make the statements not include an untrue statement of material fact or not omit any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, the Holder shall discontinue the disposition of Registrable Securities until the Holder receives a supplemented or amended Prospectus from the Company or until the Company advises the Holder in writing that the Holder may resume the use of the Prospectus, and have received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If the Company so directs, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holder's possession, of the Prospectus covering the Registrable Securities at the time the Holder received the notice.

4. Registration Expenses. Regardless of when the Registration Statement becomes effective, the Company shall bear all costs and expenses incident to the Company's performance of, or compliance with, this Exhibit C, including without limitation all registration and filing fees, fees and expenses of compliance with the Blue Sky Laws, printing expenses, messenger, telephone and delivery expenses, Nasdaq qualification and listing fees, and fees and disbursements of counsel for the Company, all independent certified public accountants of the Company and fees and expenses of other Persons retained by the Company relating to the distribution of the Registrable Securities (all such expenses being herein called "Registration Expenses"). The Holder shall pay all discounts and commissions attributable to the Registrable Securities, all transfer taxes relating to the sale or disposition of the Registrable Securities and any fees of any attorney or accountant retained by the Holder.

5. Disclosure. With a view to making available registration on Form S-3 and the benefits of Rule 144 under the Securities Act, the Company agrees, for a period two years following the earlier of (x) five (5) years after the date of this Exhibit A and (y) the date upon which the Holder has purchased from the Company all of the Shares available under the Warrant, to:

(a) make and keep current public information available within the meaning of Rule 144(c) of the Securities Act;
(b) file with the SEC in a timely manner all reports and other documents and information required of the Company under the Exchange Act, and take such other actions as may be necessary to assure the availability of Form S-3 for use in connection with the registration rights provided in this Exhibit A; and
(c) furnish to the Holder forthwith upon request a written statement as to the Company's compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the Company's most recent annual and quarterly reports, and such other reports, documents and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of Rule 144.


6.   Indemnification.
(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Holder against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) to which the Holder may become subject under federal or state securities laws or otherwise which arise out of, or are caused by, the Company's violation of any federal or state securities laws, including, but not limited to, any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or in any application or other request that the Company files in connection with the registration contemplated by such Registration Statement, including any application or request filed under the Blue Sky Laws or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any written information furnished to the Company by the Holder expressly for use therein; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the fact that the Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously made available to the Holder a sufficient number of copies thereof and such final prospectus, as then amended or supplemented, corrected such misstatement or omission.

(b) Indemnification by the Holder. In connection with any Registration Statement in which the Holder's Registrable Securities are registered and sold, the Holder shall furnish to the Company such information and affidavits as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and expenses) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement, Prospectus, preliminary Prospectus or any application filed under the Blue Sky Laws or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in any written information or affidavit so furnished by the Holder to the Company expressly for inclusion in the Registration Statement, Prospectus or application filed under the Blue Sky Laws or results from the fact that the Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously made available a sufficient number of copies thereof to the Holder and such final prospectus, as then amended or supplemented, corrected such misstatements or omission.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) promptly notify the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of the claim, but the fees and expenses of the counsel shall be at the expense of the Person unless (A) the indemnifying party has agreed to pay the fees or expenses, (B) the indemnifying party shall have failed to assume the defense of the claim and employ counsel reasonably satisfactory to the Person, or (C) in the reasonable judgment of the Person, based upon advice of its counsel, a conflict of interest may exist between the Person and the indemnifying party with respect to the claims (in which case, if the Person notifies the indemnifying party in writing that the Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of the claim on behalf of the Person), and in no event (except as set forth in the last sentence of this
Section 6(c)), shall the Holder have the right to employ more than one separate counsel at the Company's expense for all of them for any matter. If the indemnifying party assumes the defense, the indemnifying party will not be subject to any liability for any settlement made without its consent. The indemnifying party, however, may not unreasonably withhold its consent. No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement which does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability in respect to the claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any jurisdiction for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.
(d) Survival. The indemnities provided in this Section 6 shall survive the Holder's transfer of any Registrable Securities.

                                  Schedule 1 to
                         Exhibit A: Registration Rights


The shares offered hereby may be sold from time to time by the Selling Shareholder, or by pledgees, donees, transferees or other successors in interest of the Selling Shareholder. Such sales may be made on the Nasdaq Stock Market, or otherwise, at prices and on terms then prevailing or at prices related to the then-current market prices, or in negotiated transactions at negotiated prices. The shares may be sold by one or in a combination of the following: (a) a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction; (b) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this Prospectus; and
(c) ordinary brokerage transaction and transactions in which the broker solicits purchasers. In effecting sales, brokers or dealers engaged by the Selling Shareholder may arrange for other brokers or dealers to participate.